COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2016
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

NOTE 8-COMMITMENTS AND CONTINGENCIES

Leases

The Company has entered into non-cancelable operating, office space, manufacturing facilities leases. Future minimum lease payments under all non-cancelable operating leases with an initial term in excess of one year as of December 31, 2016 are as follows:

Amount
(in thousands)
2017	$1,416
2018	1,082
2019	1,038
2020	921
2021	537
Thereafter	—

Total	$4,994

Rent expense for the years ended December 31, 2016, 2015 and 2014 was $1.4 million, $1.6 million, and $1.8 million, respectively.

India Department of Telecommunication Security and Supply Chain Standards

India’s Department of Telecommunications (“DOT”) requires equipment manufacturers to meet certain security and supply chain standards to the satisfaction of Indian authorities. The Company entered into these separate general security agreements with several customers in India which establish detailed security and supply chain standards covering products supplied to these telecommunication customers as required by the Indian authorities. These agreements contain significant penalty clauses in the event a security breach is detected related to product supplied by the Company. In May 2011, India’s DOT provided a revised template for these agreements, but the Company has not executed the revised agreement with our customers. Prior to 2015, management was unable to estimate the likelihood of non-compliance or the financial impact of any such potential security breach on the Company’s financial position, results of operations, or cash flows. As of December 31, 2014, the Company had not been charged with to any penalty liability related to these agreements. In 2014, there was no revenue recognized in relation to contracts signed after the effective date of the agreements, as management did not believe it had met the criteria to recognize revenue because the Company as management did not believe it had met the criteria to recognize revenue because the Company did not have enough evidence to prove the security requirements as designated in the agreements were met and was unable to estimate the likelihood of non-compliance or the financial impact of any such potential security breach on the Company’s financial position, results of operations, or cash flows. As of December 31, 2014, deferred revenue and deferred costs related to contracts covered by these security agreements were $11.7 million and $5.7 million, respectively.

In 2015, the Company reassessed the revenue recognition on these agreements and concluded the likelihood of DOT non-compliance was low. This assessment is based on several factors, including 1) decreasing activities under these customer contracts; 2) no reports or findings of any spyware or malware in the equipment supplied by the Company in the past 5 year period, which is approximately the estimated useful life of such kind of equipment; and 3) quality assurance reports about the reliability of our equipment. As a result of this assessment, the Company considered it appropriate to recognize revenue. In 2015, the Company recognized $11.8 million revenues with $5.4 million cost of goods which including equipment revenue $5.6 million with $5.4 million cost of goods and equipment based service revenue $6.2 million with $0.01 million cost of goods. As of December 31, 2015, deferred revenue and deferred costs related to contracts with these customers covered by these security agreements were nil and nil, respectively.

Contractual obligations and commercial commitments

Letters of credit:

The Company issues bid bond, commercial letters of credit or standby letters of credit primarily to support international sales activities outside of China and in support of purchase commitments. When the Company submits a bid for a sale, often the potential customer will require that the Company issue a bid bond or a standby letter of credit to demonstrate its commitment through the bid process. In addition, the Company may be required to issue standby letters of credit as guarantees for advance customer payments upon contract signing or performance guarantees. The standby letters of credit usually expire without being drawn by the beneficiary thereof. Finally, the Company may issue commercial letters of credit in support of purchase commitments. As of December 31, 2016, the Company’s outstanding letters of credit approximated $14.7 million. These balances are included in the balance of Short-term and Other long-term assets.

Purchase commitments:

The Company is obligated to purchase raw materials and work-in-process inventory under various orders from various suppliers, all of which should be fulfilled without adverse consequences material to the Company’s operations or financial condition. At December 31, 2016, the Company had outstanding purchase commitments, including agreements that are non-cancelable and cancelable without penalty, approximating $44.0 million.

Intellectual property:

Certain sales contracts include provisions under which customers are indemnified by the Company in the event of, among other things, a third party claim against the customer for intellectual property rights infringement related to the Company’s products. There are no limitations on the maximum potential future payments under these guarantees. The Company has not accrued any amounts in relation to these provisions as no such claims have been made and the Company believes it has valid enforceable rights to the intellectual property embedded in its products.

Uncertain Tax Positions:

As of December 31, 2016, the Company had $20.1 million of gross unrecognized tax benefits, of which $3.5 million related to tax benefits that, if recognized, would impact the annual effective tax rate. The remaining $16.6 million gross unrecognized tax benefits, if recognized, would impact certain deferred tax assets.

Litigation:

The Company is a party to other litigation matters and claims that are normal in the course of operations, and while the results of such litigation matters and claims cannot be predicted with certainty, management of the Company believes that the final outcome of such matters will not have a material adverse impact on the Company’s financial position, results of operations or cash flows.